SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         Golden Phoenix Minerals, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      1. Title of each class of securities to which transaction applies:

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      2. Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4. Proposed maximum aggregate value transaction:

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      5. Total fee paid:

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|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

      1. Amount previously paid:

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      2. Form, Schedule or Registration Statement No.:

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      3. Filing Party:

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      4. Date Filed:

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

                          GOLDEN PHOENIX MINERALS, INC.
                          3595 AIRWAY DRIVE, SUITE 405
                               RENO, NEVADA 89511

Dear Shareholder:

      You are cordially invited to attend the Special Meeting of Shareholders of Golden Phoenix Minerals, Inc. The annual meeting will be held on Friday, June 25, 2004, at 3:00 p.m., local time, at Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada.

      Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the meeting. After you read this proxy statement, please indicate on the proxy card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your proxy card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company's Board of Directors.

      We hope to see you at the meeting.

                                                     Sincerely,

                                                     Michael R. Fitzsimonds
                                                     President

May __, 2004

                          GOLDEN PHOENIX MINERALS, INC.
                          3595 AIRWAY DRIVE, SUITE 405
                               RENO, NEVADA 89511

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 25, 2004

      NOTICE IS HEREBY GIVEN that the Special Meeting of Shareholders (the "Special Meeting") of Golden Phoenix Minerals, Inc. (the "Company"), will be held on Friday, June 25, 2004, at 3:00 p.m., local time, at Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada, for the following purposes, as more fully described in the attached Proxy Statement:

      1. To elect five directors, each until the next annual meeting of the Company's shareholders or until their successors are duly elected and qualified;

      2. To approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000;

      3. To approve the change of the state of incorporation of the Company from Minnesota to Nevada; and

      4. To consider any other matters that may properly come before the Annual Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on April 29, 2004, as the record date for determining the shareholders entitled to notice of and to vote at the Special Meeting or at any adjournment thereof. A complete list of the shareholders entitled to vote at the Special Meeting will be open for examination by any shareholder during ordinary business hours for a period of ten days prior to the Special Meeting at the offices of the Company's transfer agent and registrar, Signature Stock Transfer, Inc., One Preston Park, 2301 Ohio Drive, Suite 100, Plano, Texas 75093.


                                    IMPORTANT

      You are cordially invited to attend the Special Meeting in person. In order to ensure your representation at the meeting, however, please promptly complete, date, sign and return the enclosed proxy in the accompanying envelope. If you should decide to attend the Special Meeting and vote your shares in person, you may revoke your proxy at that time.

                                           By Order of the Board of Directors,


                                           Michael R. Fitzsimonds
                                           President

May __, 2004


                                                           TABLE OF CONTENTS

                                                                                                                       PAGE NO.
ABOUT THE MEETING.........................................................................................................1
         What is the purpose of the annual meeting?.......................................................................1
         Who is entitled to vote?.........................................................................................1
         Who can attend the meeting?......................................................................................1
         What constitutes a quorum?.......................................................................................1
         How do I vote?...................................................................................................1
         What if I do not specify how my shares are to be voted?..........................................................2
         Can I change my vote after I return my proxy card?...............................................................2
         What are the Board's recommendations?............................................................................2
         What vote is required to approve each item?......................................................................2
STOCK OWNERSHIP...........................................................................................................3
         Beneficial Owners................................................................................................3
PROPOSAL 1 - ELECTION OF DIRECTORS........................................................................................4
         Directors Standing for Election..................................................................................4
         Recommendation Of The Board Of Directors.........................................................................4
         Directors - Present Term Expires at the Annual Meeting...........................................................4
         Meetings 5
         Committees of the Board of Directors.............................................................................5
              Committees..................................................................................................5
              Compensation Of Directors...................................................................................5
              Compliance With Section 16(a) Of The Securities Act Of 1934.................................................6
              Code of Ethics..............................................................................................6
         Item 10.  Executive Compensation.................................................................................6
              Option Grants In Last Fiscal Year...........................................................................6
              Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option Values...........................7
              Stock Option Plan...........................................................................................7
              Employment Agreements.......................................................................................7
         Certain Relationships And Related Transactions...................................................................8
PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION..................................................................10
PROPOSAL 3 - CHANGE OUR STATE OF INCORPORATION FROM MINNESOTA TO NEVADA..................................................12
         No Change In Business, Jobs, Physical Locations, Etc............................................................12
         Reasons For The Reincorporation.................................................................................12
         Comparison Of Shareholder Rights Before And After The Reincorporation...........................................12
         Recommendation Of The Board Of Directors........................................................................12
         General  13
         Warrants And Options............................................................................................13
         Preferred Stock.................................................................................................13
         Undesignated Stock..............................................................................................13
         Board Of Directors..............................................................................................13
         Amendment Of Our Bylaws.........................................................................................13
         Limitation Of Director Liability, Indemnification...............................................................14
         Minnesota Anti-Takeover Law.....................................................................................14
         Transfer Agent And Registrar....................................................................................14
         Other Matters...................................................................................................15
         Independent Accountants.........................................................................................15
         Additional Information..........................................................................................15


                          GOLDEN PHOENIX MINERALS, INC.
                          3595 AIRWAY DRIVE, SUITE 405
                               RENO, NEVADA 89511

                              ---------------------

                                 PROXY STATEMENT
                                  MAY ___, 2004

                              ---------------------

      This proxy statement contains information related to the special meeting of shareholders of Golden Phoenix Minerals, Inc., to be held on Friday, June 25, 2004, at 3:00 p.m., local time, at Atlantis Casino Resort, 3800 South Virginia Street, Reno, Nevada, and any postponements or adjournments thereof. The Company is making this proxy solicitation.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

      At the Company's special meeting, shareholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors, the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000, and to approve the change of the state of incorporation of the Company from Minnesota to Nevada. In addition, the Company's management will report on the performance of the Company during fiscal 2003 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

      Only shareholders of record on the close of business on the record date, April 29, 2004, are entitled to receive notice of the special meeting and to vote the shares of common stock that they held on that date at the meeting, or any postponements or adjournments of the meeting. Each outstanding share of common stock will be entitled to one vote on each matter to be voted upon at the meeting.

WHO CAN ATTEND THE MEETING?

      All shareholders as of the record date, or their duly appointed proxies, may attend the meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 2:00 p.m., and seating will begin at 2:30 p.m. Each shareholder may be asked to present valid picture identification, such as a driver's license or passport. Non-Company cameras, recording devices and other electronic devices will not be permitted at the meeting.

      Please note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date and check in at the registration desk at the meeting.

WHAT CONSTITUTES A QUORUM?

      The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 104,779,533 shares of common stock of the Company were outstanding. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

      If you complete and properly sign the accompanying proxy card and return it to the Company, it will be voted as you direct. If you are a registered shareholder and attend the meeting, you may deliver your completed proxy card in person or vote by ballot at the meeting. "Street name" shareholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

WHAT IF I DO NOT SPECIFY HOW MY SHARES ARE TO BE VOTED?

      If you submit a proxy but do not indicate any voting instructions, then your shares will be voted in accordance with the Board's recommendations.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

      Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

      Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendation of the Board of Directors. The Board's recommendation is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

o     FOR the election of the nominated slate of directors (see page 4);

o     FOR  the  approval  of  an  amendment   to  the   Company's   Articles  of
      Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000 (see page 10); and

o FOR the approval to change the Company's state of incorporation from Minnesota to Nevada (see page 12).

      With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

      ELECTION OF DIRECTORS. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. A properly executed proxy marked "Withheld" with respect to the election of any director will not be voted with respect to such director indicated, although it will be counted for purposes of determining whether there is a quorum.

      INCREASE AUTHORIZED SHARES; CHANGE OF STATE OF INCORPORATION AND OTHER ITEMS. For the approval of an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of common stock from 150,000,000 to 250,000,000, for the approval to change the Company's state of incorporation from Minnesota to Nevada and any other item that properly comes before the meeting, the affirmative vote of the holders of a majority of the outstanding shares, as of the record date, will be required for approval. A properly executed proxy marked "Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

      If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes," however, will be counted in determining whether there is a quorum.

                                 STOCK OWNERSHIP

BENEFICIAL OWNERS

      The following table presents certain information regarding the beneficial ownership of all shares of common stock at May 4, 2004 for each executive officer and director of our Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our common stock. The percentage ownership shown in such table is based upon the 104,779,533 common shares issued and outstanding at May 4, 2004 and ownership by these persons of options or warrants exercisable within 60 days of such date. Also included is beneficial ownership on a fully diluted basis showing all authorized, but unissued, shares of our common stock at May 4, 2004 as issued and outstanding. Unless otherwise indicated, each person has sole voting and investment power over such shares.

                                            EXERCISABLE OPTIONS/
                        SHARES OWNED        WARRANTS                PERCENTAGE
                        ------------        --------------------    ----------

Frank Diegman            11,833,333           3,333,333               13.8%
1986 E Football Blvd
Pasadena, Ca 91107

John W. Whitney           2,655,690           1,865,280(1)            3.35%
P.O. Box 10725
Reno, Nevada

Michael R. Fitzsimonds    2,074,414           2,818,940(2)             4.4%
3595 Airway Drive
Suite 405
Reno, Nevada

Steven D. Craig              36,728           2,265,349(3)             2.2%
3595 Airway Drive
Reno, Nevada

David Caldwell(4)           141,728             240,000(4)               *
3595 Airway Drive
Suite 405
Reno, Nevada

Allan Marter(5)             136,728             190,000(5)               *
3595 Airway Drive
Suite 405
Reno, Nevada

Ronald L. Parratt             9,366             100,000(6)               *
3595 Airway Drive
Suite 405
Reno, Nevada

All directors and officers
 as a group (5 persons)   2,398,964           5,644,240                7.7%

---------------

*        Represents less than 1%.

(1) Included in Mr. Whitney's shares are 411,145 restricted common shares owned by Whitney & Whitney, Inc. Mr. Whitney is President of Whitney & Whitney, Inc. and a greater than 10% shareholder of its parent company, Itronics Inc. Mr. Whitney's options and warrants are exercisable at $0.10 per share.
(2) Mr. Fitzsimonds has conversion rights on options for 1,148,940 common shares exercisable at $0.15, and options for 275,000 common shares exercisable at $0.20, and options for 1,074,000 common shares exercisable at $0.37.
(3) Mr. Craig holds options for 984,300 common shares exercisable at $0.15 per share, options for 946,000 common shares exercisable at $0.20, and options for 340,000 common shares exercisable at $0.37.
(4) Mr. Caldwell holds options for 140,000 common shares exercisable at $0.20 per share and options for 200,000 common shares exercisable at $0.37.
(5) Mr. Marter holds options for 140,000 common shares exercisable at $0.20 per share and options for 200,000 common shares exercisable at $0.37.
(6) Mr. Parratt holds options for 200,000 common shares exercisable at $0.37 per share.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

DIRECTORS STANDING FOR ELECTION

      The Board of Directors of the Company consists of five (5) seats. Each director holds office until the first annual meeting of shareholders following their election or appointment and until their successors have been duly elected and qualified.

      The Board of Directors has nominated Michael R. Fitzsimonds, Steven D. Craig, Allan J. Marter, David A. Caldwell and Ronald L. Parratt for election as directors. The accompanying proxy will be voted for the election of these nominees, unless authority to vote for one or more nominees is withheld. In the event that any of the nominees is unable or unwilling to serve as a director for any reason (which is not anticipated), the proxy will be voted for the election of any substitute nominee designated by the Board of Directors. The nominees for directors have previously served as members of the Board of Directors of the Company and have consented to serve such term.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES

DIRECTORS - PRESENT TERM EXPIRES AT THE ANNUAL MEETING


MICHAEL R. FITZSIMONDS  Mr.  Fitzsimonds is President,  Chief Executive  Officer
PRESIDENT AND           and Chairman of the Board of Directors of Golden Phoenix
CHIEF EXECUTIVE         Minerals,  Inc.  and has  served in his  capacity  since
OFFICER                 1997.   Mr.   Fitzsimonds   is   responsible   for   all
AGE 48                  administrative   and  corporate  finance  activities  at
                        Golden  Phoenix.   Mr.   Fitzsimonds  also  directs  the
                        Company's  Mineral Ridge operations and development work
                        including    resource    evaluations    and   permitting
                        requirements.  He has  more  than  26  years  of  mining
                        industry experience as a geological engineer,  including
                        experience  evaluating complex gold deposits.  From 1987
                        to 1997,  Mr.  Fitzsimonds  served as  Project  Services
                        Manager and Senior  Geologist for Santa Fe Pacific Gold,
                        Inc.,  and was  responsible  for the  company's  initial
                        resource  evaluations  and  due  diligence  of all  mine
                        operation  projects  and  acquisitions  worldwide.   Mr.
                        Fitzsimonds  has  experience  in  many  aspects  of  the
                        minerals industry,  ranging from grass roots exploration
                        and   project   development   to  mine   start-up.   Mr.
                        Fitzsimonds  was a member  of the  startup  team for the
                        Alligator Ridge Mine in White Pine County,  Nevada,  his
                        primary  responsibilities  included  development  of new
                        reserves for the mine, grade control,  reserve analysis,
                        managed  the mine  assay  laboratory,  and  worked  with
                        engineering  on the  mine  development.  As  part of his
                        duties  while  working  with Santa Fe  Pacific  Gold for
                        eleven years, Mr. Fitzsimonds did all of the preliminary
                        reserve  estimates for all of the projects that Santa Fe
                        Pacific  Gold made into mines in Nevada.  As part of the
                        project  services  group for Santa Fe Pacific Gold,  Mr.
                        Fitzsimonds   worked  as  the   liaison   between   mine
                        development and exploration to assist in the development of these projects. Mr. Fitzsimonds earned his B. Sc. in Geological Engineering, Mining and Exploration from the
                        University of Arizona.

STEVEN D. CRAIG         Mr. Craig is Vice President,  Corporate  Secretary and a
VICE PRESIDENT          Director and has served in his capacity  since 1998.  He
AND CORPORATE           is an experienced economic geologist specializing in the
SECRETARY               discovery of ore deposits and building exploration teams
AGE 56                  to  facilitate  discoveries.  Mr. Craig has more than 30
                        years of diversified exploration experience including, 7 years with Golden Phoenix and the prior 23 years with Kennecott Exploration Company, and its affiliates, as manager of a gold exploration team headquartered in Reno, Nevada. His international experience includes gold exploration in New Guinea, South America and Mexico. Mr.
                        Craig earned his M.S. in Economic  Geology from Colorado
                        State University. His responsibilities at Golden Phoenix include directing of the Company's exploration program and assisting in administrative functions.

ALLAN J. MARTER         Mr.  Marter  is a  Director  of Golden  Phoenix  and has
AGE 56                  served in his  capacity  since  1998.  He is Senior Vice
                        President  and Chief  Financial  Officer of Golden  Star
                        Resources Ltd., Denver, Colorado, where he has served for the past three years. Prior to that, Mr. Marter was President of Waiata Resources. Mr. Marter has more than
                        25 years experience of financial management in the mining industry including as CFO and a Director of a number of small to mid-sized mining and exploration companies, including in Denver and Vancouver, Canada.

DAVID CALDWELL          Mr.  Caldwell  is a Director  of Golden  Phoenix and has
AGE 43                  served in his capacity since 1997. Mr. Caldwell has more
                        than 18 years experience as a geologist and geophysicist specializing in the discovery, delineation and economic evaluation in gold exploration, base metal and sulfur.
                        Mr. Caldwell is Senior Geologist for Nevada Pacific Gold
                        Corporation,  Elko, Nevada, which he co-founded in 1997.
                        Prior to that, Mr. Caldwell has also served in a senior management role, and has had roles in project management and development at Santa Fe Pacific Gold Corporation and the Gold Fields Mining Company.

RONALD L. PARRATT       Mr.  Parratt is a  Director  of Golden  Phoenix  and has
AGE 55                  served in his capacity  since 2001. Mr. Parratt has more
                        than 30 years  experience  as a  geologist,  exploration
                        manager and developer of gold deposits in North America.
                        Mr.  Parratt  is  currently  President  of AuEx,  LLC, a
                        non-affiliated  private mineral exploration company. For
                        the  past  five  years,   Mr.   Parratt  has  served  as
                        Exploration  Manager for the Homestead  Mining  Company.
                        Until 1997,  Mr.  Parratt  served as Vice  President  of
                        Exploration for the Santa Fe Pacific Gold Corporation, where he was responsible for intensive exploration activities in the U.S., Brazil and Central Asia. During this tenure, Mr. Parratt oversaw the exploration and development of 15 million ounces of gold reserves. Mr.
                        Parratt earned his M.S. degree in Economic Geology from Purdue University. Mr. Parratt is currently serving on Nevada's Commission on Mineral Resources.

MEETINGS

      During the Company's fiscal year ending December 31, 2003 ("Fiscal 2003") the Board of Directors met on seven (7) occasions. Each director attended more than 75% of the total number of meetings of the Board and Committees on which he served.

COMMITTEES OF THE BOARD OF DIRECTORS


COMMITTEES

      The Board of Directors has set up three committees as part of the compliance with new reporting regulations that were enacted during 2002 under the Oxley-Sarbanes Act. The following is a list of committees that are presently active and staffed by independent directors of the company.

COMMITTEE                  CHAIRPERSON           MEMBERS
Audit Committee            Allan Marter          Ronald Parratt, David Caldwell
Compensation Committee     Allan Marter          Ronald Parratt, David Caldwell
Governance Committee       Ronald Parratt        Allan Marter, David Caldwell

      The  Board  of  Directors  has  determined  that  Mr.  Marter  is an Audit
Committee financial expert and that he is "independent" under the securities Exchange Act of 1934.

COMPENSATION OF DIRECTORS

      CASH COMPENSATION. At the present time the Board of Directors is not compensated in cash.

      SHARE-BASED COMPENSATION. The Board of Directors is compensated $500 per meeting that is paid in restricted stock valued at the average price for the month that the meeting occurs. The Board of Directors is also allocated stock options on a yearly basis that have a five-year expiration limit.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities to file with the Securities and Exchange commission initial reports of ownership and reports of changes in ownership of Common Stock and other of our equity securities. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish us copies of all Section 16(a) forms they file.

      Based on available information, we believe that all filings with respect to Section 16(a) are now current.

CODE OF ETHICS

      Golden Phoenix has adopted a formal code of ethics that applies to our principal executive officer or principal accounting officer. Our code of Ethics is attached to Annual Report on Form 10-KSB for the year ended December 31, 2003.

ITEM 10.  EXECUTIVE COMPENSATION

      The following table sets forth information as to the compensation of the Chief Executive Officer whose compensation for the year ended December 31, 2003 did not exceeded $100,000:


                                ANNUAL COMPENSATION                         LONG TERM COMPENSATION
                              -----------------------    -------------------------------------------------------------
                                                                  AWARDS                           PAYOUTS
                                                         ------------------------   -----------------------------------
                                                                                    SECURITIES
                                                                                    UNDERLYING
NAME AND                                                 OTHER ANNUAL   RESTRICTED  OPTIONS/      LTIP
PRINCIPAL                       SALARY        BONUS      COMPENSATION     STOCK       SARS      PAYOUTS      ALL OTHER
POSITION              YEAR       ($)           ($)           ($)         AWARD(S)      (#)         ($)      COMPENSATION
  (A)                  (B)       (C)           (D)           (E)           (F)         (G)         (H)           (I)
----------------      -----   ---------       -----      ------------   ----------  ----------  --------    ------------

Michael               2003    $95,000(1)        --            --           --          --          --             --
Fitzsimonds, CEO      2002    $95,000(2)        --            --           --          --          --             --
                      2001    $95,000(3)        --            --           --          --          --             --

(1) Of the $95,000 in 2003 annual compensation, $35,000 was accrued at December 31, 2003 and remains unpaid.

(2) Of the $95,000 in 2002 annual compensation, $35,000 was accrued at December 31, 2002 and remains unpaid.

(3) Of the $95,000 in 2001 annual compensation, $35,000 was accrued at December 31, 2001 and remains unpaid.

      There is no employee that was paid $100,000 per year in cash compensation. An executive compensation contract for the payment of salary was initiated in May of 1998. We have agreed to pay Mr. Fitzsimonds the sum of $60,000 per year in cash compensation and deferred compensation of $35,000.

OPTION GRANTS IN LAST FISCAL YEAR

                        NUMBER OF        % OF TOTAL
                        SECURITIES       GRANTED TO
                        UNDERLYING      EMPLOYEES IN    EXERCISE OR   EXPIRATION
NAME                 OPTIONS GRANTED     FISCAL YEAR    BASE PRICE    DATE
----                 ---------------    ------------    -----------   ----------

Michael Fitzsimonds         None               0%           --         --

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL  YEAR AND FISCAL  YEAR END OPTION
VALUES

OPTIONS EXERCISED:

                                SHARES ACQUIRED
NAME                            ON EXERCISE(#)           VALUE REALIZED
----                            ---------------          --------------
Michael R. Fitzsimonds          None                          --


OPTIONS UNEXERCISED:

                                                                      VALUE OF UNEXERCISED
                        NUMBER OF SECURITIES UNDERLYING               IN-THE-MONEY OPTIONS
                        UNEXERCISED OPTIONS AT 12/31/02                    AT 12/31/01
                        --------------------------------        -------------------------------
NAME                    EXERCISABLE          UNEXERCISED        EXERCISABLE         UNEXERCISED
----                    -----------          -----------        -----------         -----------
Michael R. Fitzsimonds    2,818,940          2,818,940           $539,741              $539,741


STOCK OPTION PLAN

      In April 1998, the Board of Directors approved the Golden Phoenix Minerals, Inc. Stock Option Incentive Plan, under which employees and directors of the Company are eligible to receive grants of stock options. Golden Phoenix has reserved a total of 1,000,000 shares of common stock under the Stock Option Incentive Plan. The plan is presently administered by Golden Phoenix's Chief Executive Officer. Subject to the provisions of the Stock Option Incentive Plan, the Board of Directors has full and final authority to select the individuals to whom options will be granted, to grant the options, and to determine the terms and conditions and the number of shares issued pursuant thereto.

EMPLOYMENT AGREEMENTS

      Effective May 15, 1998, Golden Phoenix entered into an Employment Agreement with Michael Fitzsimonds. Pursuant to the Employment Agreement, Mr. Fitzsimonds serves as President of Golden Phoenix. The initial term of the Employment Agreement was for one (1) year and automatically renews for an additional one (1) year term on each successive annual anniversary of the Employment Agreement, unless terminated pursuant to the terms of the Employment Agreement. Mr. Fitzsimonds' Employment Agreement provides for $95,000 in total annual salary, of which $60,000 is to be paid in bi-monthly installments, with the remaining $35,000 deferred. In the event the Board of Directors elects to terminate the Employment Agreement without cause, Golden Phoenix must pay a severance to Mr. Fitzsimonds equal to one (1) year's then-current salary and one
(1) year's then-current benefits. The Board of Directors must provide Mr. Fitzsimonds thirty (30) days' notice of its intent to terminate Mr. Fitzsimonds' employment without cause. In lieu of thirty (30) days' notice, the Board of Directors may elect to provide Mr. Fitzsimonds an additional thirty (30) days of salary and benefits. In the event 40% or more of the outstanding shares of Golden Phoenix are acquired by someone other than Golden Phoenix or Mr. Fitzsimonds, the Employment Agreement terminates immediately. Upon this type of termination, Golden Phoenix must pay a severance to Mr. Fitzsimonds equal to two
(2) years' then-current salary and two (2) years' then-current benefits. Mr. Fitzsimonds may elect to take a cash payment in lieu of his two (2) years' then-current benefits.

         Effective May 15, 1998, Golden Phoenix entered into an Employment Agreement with Steven Craig. Pursuant to the Employment Agreement, Mr. Craig serves as Vice-President of Corporate Development of Golden Phoenix. The initial term of the Employment Agreement was for one (1) year and automatically renews for an additional one (1) year term on each successive annual anniversary of the Employment Agreement, unless terminated pursuant to the terms of the Employment Agreement. Mr. Craig's Employment Agreement provides for $85,000 in total annual salary, of which $60,000 is to be paid in bi-monthly installments, with the remaining $25,000 deferred. In the event the Board of Directors elects to terminate the Employment Agreement without cause, Golden Phoenix must pay a severance to Mr. Craig equal to one (1) year's then-current salary and one (1) year's then-current benefits. The Board of Directors must provide Mr. Craig thirty (30) days' notice of its intent to terminate Mr. Craig's employment without cause. In lieu of thirty (30) days' notice, the Board of Directors may elect to provide Mr. Craig an additional thirty (30) days of salary and benefits. In the event 40% or more of the outstanding shares of Golden Phoenix are acquired by someone other than Golden Phoenix or Mr. Craig, the Employment Agreement terminates immediately. Upon this type of termination, Golden Phoenix must pay a severance to Mr. Craig equal to two (2) years' then-current salary and two (2) years' then-current benefits. Mr. Craig may elect to take a cash payment in lieu of his two (2) years' then-current benefits.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      We believe that all prior related party transactions have been entered into upon terms no less favorable to us than those that could be obtained from unaffiliated third parties. Our reasonable belief of fair value is based upon proximate similar transactions with third parties or attempts to obtain the consideration from third parties. All ongoing and future transactions with such persons, including any loans or compensation to such persons, will be approved by a majority of disinterested members of the Board of Directors.

      The Company has an on going consulting agreement with Whitney & Whitney Inc. for metallurgical, geological and plant design consulting for our projects and related business and financial matters. This contract is structured such that the Company can at its election pay a majority of these fees with restricted stock of the Company. John Whitney is the President of Whitney & Whitney, Inc., an investor in our Company and an underlying owner of the Borealis project. The Company has paid the following amounts to Whitney& Whitney Inc. over the past two fiscal years and the current year to date.

                              NUMBER OF SHARES            VALUE OF COMPENSATION
                  YEAR        OF COMMON STOCK            INCLUDING CASH PAYMENTS
                  ----        ----------------           -----------------------
                  2001          1,208,248                         $120,776
                  2002          1,847,002                         $239,268
                  2003            329,992                          $53,049
                                ---------                        ---------
                  Total         3,385,242                         $413,093
                                =========                        =========

      The Company has paid the following amounts to Mr. Whitney for a portion of its lease obligation on the Borealis property.

                               NUMBER OF SHARES
                 YEAR          OF COMMON STOCK                    AMOUNTS PAID
                 ----          ----------------                   ------------
                 2001             220,547                          $20,290
                 2002             247,498                          $31,731
                 2003              29,400                           $5,880
                                ---------                        ---------
                 Total            497,445                          $57,901
                                =========                        =========

      Mr. Whitney has purchased either through a placement agreement or the exercise of warrants issued with the private placement the following shares.

                              NUMBER OF SHARES                AMOUNTS PAID ON
                YEAR          OF COMMON STOCK              EXERCISE OF WARRANTS
                ----          ----------------             --------------------
                2001              550,000                          $55,000
                2002              800,000                          $80,000
                2003              720,000                          $72,000
                                ---------                        ---------
                Total           2,070,000                         $207,000
                                =========                        =========

      The total related party transactions for Mr. Whitney and Whitney & Whitney Inc. is as follows.

                                                          TOTAL OF ABOVE RELATED
                              NUMBER OF SHARES              PARTY TRANSACTIONS
                YEAR          OF COMMON STOCK                FOR MR. WHITNEY
                ----          ----------------            ----------------------
                2001            1,978,795                         $196,066
                2002            2,894,500                         $350,999
                2003               29,400                          $ 5,880
                                ---------                        ---------
                Total           4,902,695                         $552,935
                                =========                        =========

      Dr. Frank Diegman has become our largest investor over the past few years through investments in private placements in the Company. The following is a summary of the shares that have been purchased through either private placements or exercise of warrants associated with the private placements.

                              NUMBER OF SHARES
                YEAR          OF COMMON STOCK                AMOUNTS INVESTED
                ----          ----------------            ----------------------
                2001            3,250,000                        $ 275,000
                2002            4,583,333                        $ 625,000
                2003            3,000,000                        $ 300,000
                               ----------                       ----------
                Total          10,333,333                       $1,200,000
                               ==========                       ==========

             PROPOSAL 2 - AMENDMENT TO THE ARTICLES OF INCORPORATION

      Our Company's Board of Directors proposes an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, no par value per share, from 150,000,000 to 250,000,000 shares. Our Company desires to increase its authorized capital stock because management believes that the Company will need significant authorized capital stock available for issuance for possible future financings, possible future acquisition transactions and other corporate general purposes. The amendment to our Company's Articles of Incorporation shall provide for the authorization of 250,000,000 shares of our Company's common stock. As of May 4, 2004, 104,779,533 shares of the Company's common stock were issued and outstanding. In addition, the Company previously filed a registration statement on Form SB-2, as amended, with the Securities and Exchange Commission on July 11, 2003, registering
28,624,604 shares of common stock that could be issued in connection with a common stock purchase agreement dated November 12, 2002.

      There are certain advantages and disadvantages of voting for an increase in the Company's authorized common stock. The advantages include:

o The ability to raise capital by issuing capital stock, including under the common stock purchase agreement.

o     To have shares available to pursue business expansion opportunities.

      The disadvantages include:

o Dilution to the existing shareholders, including a decrease in our net income per share in future periods. This could cause the market price of our stock to decline.

o Provoking short-selling in our common stock, which would put downward pressure on the market price of our common stock.

o Increasing the supply of shares of stock. This supply of stock without a corresponding demand could cause the market price of our stock to decline.

o A potential change of control if all or a significant block of the shares to be issued are held by one or more shareholders working together.

      Other than the common stock purchase agreement, our Company does not currently have written or oral plans, arrangements or understandings to issue any of the additional shares of common stock that would be authorized by this proposed amendment to our Articles of Incorporation.

      If the amendment to our Company's Articles of Incorporation is adopted, an amendment to the Articles of Incorporation of Golden Phoenix Minerals, Inc. shall be filed with the Minnesota Secretary of State so that Article 14 shall be as follows:

            "The maximum number of shares of stock that this corporation is authorized to have outstanding at any one time is 300,000,000 shares. Of such shares, 250,000,000 shall be common stock having no par value per share. The remaining shares shall be shares of Preferred Stock, no par value per share. The Preferred Stock may be issued from time to time by authorization of the Board of Directors of this Corporation with such rights, designations, preferences and other terms as the Board of Directors shall determine from time to time."

      Having such additional authorized shares of common stock available for issuance in the future would give our Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of our Company to our shareholders.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board of Directors unanimously recommends a vote "FOR" the approval of an amendment to our Company's Articles of Incorporation to increase the number of authorized shares of common stock, no par value per share, from 150,000,000 to 250,000,000 shares.

                 PROPOSAL 3 - CHANGE OUR STATE OF INCORPORATION
                            FROM MINNESOTA TO NEVADA

      We propose to reincorporate from the State of Minnesota to the State of Nevada. The reincorporation will be effected pursuant to filing Articles of Domestication in the State of Nevada and Articles of Dissolution in the State of Minnesota.

NO CHANGE IN BUSINESS, JOBS, PHYSICAL LOCATIONS, ETC.

         The reincorporation will effect a change in our legal domicile, However, the reincorporation will not result in any change in headquarters, business, jobs, management, location of any of our offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Our management, including all directors and officers, will remain the same in connection with the reincorporation. There will be no new employment agreements for executive officers or other direct or indirect interest of the current directors or executive officers as a result of the incorporation.

REASONS FOR THE REINCORPORATION

      Nevada is a nationally recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Nevada is frequently revised and updated to accommodate changing legal and business needs. Our Board of Directors believes that it will be beneficial to us and our shareholders to obtain the benefits of Nevada corporate law.

      Nevada courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Nevada corporate laws. Because our juridical system is based largely on legal precedents, Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages by allowing our board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions.

      Reincorporation from Minnesota to Nevada also may make it easier to attract future candidates willing to serve on our Board of Directors, because many of such candidates already will be familiar with Nevada corporate law, including provisions relating to director indemnification, from their past business experience.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

      We have drafted our By-Laws and Articles of Incorporation so that the impact on shareholder rights will be minimal. Other than the proposal presented in this proxy to increase our authorized shares, there will be no material changes in shareholder rights. As a result, the par value of our common and preferred shares, voting rights, votes required for the election of directors and other matters, removal of directors, indemnification provisions, procedures for amending our Articles of Incorporation and by-law, procedures for the removal of directors, divided and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way.

RECOMMENDATION OF THE BOARD OF DIRECTORS

      Our Board of Directors unanimously recommends a vote "FOR" the approval to change the state of incorporation of the Company from Minnesota to Nevada.

                          DESCRIPTION OF CAPITAL STOCK

GENERAL

      We have authorized 200,000,000 shares of stock. Under the Minnesota Business Corporation Act, these shares are common shares unless the Board of Directors otherwise designates the class and preferences of these shares. We currently have 150,000,000 shares of common stock, no par value per share, authorized and 50,000,000 shares of preferred stock, no par value per share, authorized. As of May 4, 2004, 104,779,533 shares of common stock, no par value per share, were issued and outstanding.

      Each holder of common stock has one vote per share on all matters voted upon by the shareholders. Holders of preferred stock do not have voting rights until shares of preferred stock are converted into shares of our common stock. Under our Articles of Incorporation, voting rights are non-cumulative so that shareholders holding more than 50% of the outstanding shares of common stock are able to elect all members of the Board of Directors. Our Articles also provide that there are no preemptive rights or other rights of subscription.

      Each share of common stock is entitled to participate equally in dividends as and when declared by the Board of Directors of the Company out of funds legally available, and is entitled to participate equally in the distribution of assets in the event of liquidation after all creditors and holders, if any, of stock with a liquidation preference have been paid in full. All shares, when issued and fully paid, are nonassessable and are not subject to redemption or conversion and have no conversion rights.

WARRANTS AND OPTIONS

      As of May 4, 2004, we have options outstanding for 4,266,715 shares of common stock, which are exercisable at prices ranging from $0.15 per share to $0.69 per share. As of May 4, 2004, we have warrants for 19,167,439 shares of common stock, which are exercisable at prices ranging from $0.10 per share to $0.20 per share.

PREFERRED STOCK

      As of May 4, 2004, we have no shares of preferred stock outstanding.

UNDESIGNATED STOCK

      We currently have 200,000,000 shares of capital stock authorized, of which 150,000,000 shares are deemed common stock and 50,000,000 shares are designated preferred stock. As May 4, 2004, 104,779,533 shares of common stock are outstanding and no shares of preferred stock are outstanding. All of the shares of stock not yet issued are deemed to be common shares under the Minnesota Business Corporations Act, unless our Board of Directors otherwise designates the class and preferences of these unissued shares. Accordingly, the Board of Directors, without shareholder approval, may designate and cause to be issued one or more series of preferred stock having rights, preferences, privileges or restrictions, including dividend rights, rights and terms of redemption, liquidation preferences and voting rights, that may be greater than the rights of holders of common stock. The effect of an issuance of preferred shares might include, among other things, diluting the voting power of the common stock, impairing the liquidation rights of the common stock and delaying or preventing a change of control of our Company.

BOARD OF DIRECTORS

      Under our Bylaws, the number of directors to Our Board of Directors is determined from time to time by our shareholders. We currently have 5 directors. Our directors hold office for a term not to exceed five years. Our Board of Directors or shareholders may remove a director at any time, with or without cause.

AMENDMENT OF OUR BYLAWS

      Our Bylaws may be amended or repealed by our Board of Directors, provided that the Board may not amend or repeal a bylaw fixing a quorum for meetings of our shareholders, prescribing procedures for removing directors or filing vacancies in the Board. Our Board may adopt or amend a bylaw to increase the number of our directors.

LIMITATION OF DIRECTOR LIABILITY, INDEMNIFICATION

      The Minnesota Business Corporations Act provides that we may be required to indemnify certain persons who become, or are threatened to be made, a party to a legal proceeding because they are or were at the time of the matter giving rise to the proceeding our officer, director employee or agent acting on our behalf. Under this provision of the Minnesota Statute, we are required to indemnify such persons against judgments, penalties, fines, settlements and reasonable expenses, including attorney's fees and disbursements incurred by the person. Upon request by the covered person, we may be required to advance that person's reasonable expenses, including attorneys' fees and disbursements upon written affirmation by the person that he or she is entitled to indemnification under the Minnesota Statute and that he or she will repay all amounts advanced if it is determined that the criteria for reimbursement is not satisfied. We are only required to provide such indemnification if the person (i) is not otherwise indemnified by another organization or employee benefit plan for the same costs and expenses incurred in connection with the proceeding with respect to the same acts or omissions, (ii) acted in good faith, (iii) received no improper personal benefit, (iv) with respect to a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (v) generally believed that the conduct was in the best interests of the corporation.

      Determinations as to whether the foregoing criteria for indemnification have been satisfied is to be made (i) by a majority of a quorum of the Board if the directors counted in establishing a quorum are not parties to the proceeding or (ii) if a quorum cannot be established, by a majority of a committee of the Board consisting of two or more members who are not parties to the proceeding or if such committee cannot be established, (iii) by special counsel selected by the Board or committee of the Board satisfying the criteria of clauses (i) or
(ii) or, if a special counsel is not appointed, (iv) by affirmative vote of a majority of the shares entitled to vote, provided that the shares held by parties to the proceeding are not to be counted for purposes of establishing a quorum.

MINNESOTA ANTI-TAKEOVER LAW

      We are governed by the provisions of Sections 302A.671 and 302A.673 of the Minnesota Business Corporation Act. In general, Section 302A.671 restricts the voting of certain percentages of voting control to be acquired in a control share acquisition of our voting stock (in excess of 20%, 33.3% or 50%) until after shareholder approval of the acquisition is obtained. A "control share acquisition" is an acquisition, directly or indirectly, of beneficial ownership of shares that would, when added to all other shares beneficially owned by the acquiring person, entitle the acquiring person to have voting power of 20% or more in the election of directors. In general, Section 203A.673 prohibits a public Minnesota corporation from engaging in a "business combination" with an "interested shareholder" for a period of four years after the date of the transaction in which the person became an interested shareholder, unless the business combination is approved by a majority of disinterested directors prior to the date the shareholder becomes an interested shareholder. "Business combination" includes mergers, asset sales and other transactions resulting in a financial benefit to the interested shareholder. An "interested shareholder" is a person who is the beneficial owner, directly or indirectly, of 10% or more of the corporation's voting stock or who is an affiliate or associate of the corporation and at any time within four years prior to the date in question was the beneficial owner, directly or indirectly, of 10% or more of the corporation's voting stock.

      In the event of certain tender offers for capital stock Section 302A.675 precludes the tender offeror from acquiring additional shares of capital stock (including acquisitions pursuant to mergers, consolidations or statutory share exchanges) within two years following the completion of such an offer unless the selling shareholders are given the opportunity to sell the shares of capital stock on terms that are substantially equivalent to those contained in the earlier tender offer. Section 302A.675 does not apply if a committee of the Board of Directors consisting of all of its disinterested directors (excluding present and former officers) approves the subsequent acquisition before shares are acquired pursuant to the earlier tender offer.

      These provisions of the Minnesota law could delay and make more difficult a business combination, particularly one opposed by the board of directors, even if the business combination could be beneficial, in the short term, to the interests of shareholders. These statutory provisions could also depress the price certain investors might be willing to pay in the future for shares of our common stock (because it may make hostile takeovers more difficult and costly, and therefore, less attractive to the potential pursuer).

TRANSFER AGENT AND REGISTRAR

      The transfer agent and registrar for our common stock is Signature Stock Transfer, Inc., One Preston Park, 2301 Ohio Drive, Suite 100, Plano, Texas 75093, telephone (972) 612-4120.

OTHER MATTERS

         As of the date of this proxy statement, our Company knows of no business that will be presented for consideration at the meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendation of our Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

INDEPENDENT ACCOUNTANTS

      The firm of HJ & Associates, LLC served as our Company's independent accountants for Fiscal 2003. Representatives of the firm will be available by telephone to respond to questions at the Special Meeting of the Shareholders. These representatives will have an opportunity to make a statement if they desire to do so. The Company has selected HJ & Associates, LLC as its independent accountants for Fiscal 2004.

      AUDIT FEES. The aggregate fees billed for professional services rendered was $37,443 for the audit of the Company's annual financial statements for the year ended December 31, 2003 and the reviews of the financial statements included in the Company's Forms 10-QSB for that fiscal year.

      FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended June 30, 2002.

      ALL OTHER FEES. Other than the services described above under the captions "Audit Fees" and "Financial Information Systems Design and Implementation Fees," the aggregate fees billed for services rendered by the principal accountant was $97,589 for the year ended December 31, 2003. These fees related to the review of the Company's Registration Statements and the preparation of federal and state income-tax returns.

ADDITIONAL INFORMATION

      PROXY SOLICITATION COSTS. Our Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by our Company. Officers and regular employees of our Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. Our Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

      INCORPORATION BY REFERENCE. Certain financial and other information required pursuant to Item 13 of the Proxy Rules is incorporated by reference to the Company's Annual Report, which is being delivered to the shareholders with this proxy statement. In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive proxy statement will include a manually signed copy of the accountant's report.


                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Michael R. Fitzsimonds
                                            President

Reno, Nevada
May ___, 2004


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